UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2012

BTU INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-17297	04-2781248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 667-4111

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 2.02	Results of Operations and Financial Condition.

On July 31, 2012, BTU International Inc. issued a news release to report its financial results for the quarter ended July 1, 2012.

ITEM 9.01	Financial Statements and Exhibits.

(c) The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTU INTERNATIONAL, INC.
(Registrant)

Date:	July 31, 2012	By:	/s/ Peter J. Tallian
Peter J. Tallian
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBIT

99.1	News release, dated July 31, 2012, of BTU International, Inc.